Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
November 30, 1996



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.5863%



        Excess Protection Level
          3 Month Average   5.33%
          November, 1996   5.44%
          October, 1996   5.24%
          September, 1996   5.32%


        Cash Yield                                  17.08%


        Investor Charge Offs                         3.86%


        Base Rate                                    7.77%


        Over 35 Day Delinquency                      4.38%


        Seller's Interest                           15.65%


        Total Payment Rate                          11.72%


        Total Principal Balance                     $ 22,372,660,639.66


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 3,500,733,121.17